UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 2, 1997




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000

Item 5.  Other Events.

On June 2, 1997, Meredith Corporation announced in a press release, attached hereto as Exhibit 99, that it had entered into an agreement to acquire a television station serving the Hartford-New Haven, Connecticut market in exchange for an Orlando, Florida television station, to be acquired in the purchase of the First Media Television, L.P. assets. In addition, Meredith Corporation will receive $60 million in cash.



Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99  Press release issued by Meredith Corporation dated
                  June 2, 1997.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MEREDITH CORPORATION
                              Registrant



                                (Larry D. Hartsook)
                                 Larry D. Hartsook
                              Vice President - Finance
                              (Principal Financial and
                                 Accounting Officer)




Date:  June 3, 1997

                               Index to Exhibits










Exhibit
Number                                      Item
-------         -------------------------------------------------------------

  99            Press release issued by Meredith Corporation dated
                June 2, 1997.